SECOND AMENDMENT AND JOINDER TO
REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT AND JOINDER TO REVOLVING CREDIT AGREEMENT (this “Amendment and Joinder”), is made as of January 16, 2014, by and among SB Financing Trust Owner LLC, as the borrower representative (the “Borrower Representative”), THPI Acquisition Holdings LLC, a Delaware limited liability company, as a borrower (“THPI”), Provident Residential Real Estate Fund LLC, a Delaware limited liability company, as a borrower (“Provident”), 2012-B PROPERTY HOLDINGS LLC, a Delaware limited liability company, as a borrower (“2012-B Property Holdings”), Desert Chill LLC, a Delaware limited liability company, as a borrower (“Desert Chill”), Polar Cactus LLC, a Delaware limited liability company, as a borrower (“Polar Cactus”), Polar Cactus II LLC, a Delaware limited liability company, as a borrower (“Polar Cactus II”), Polar Cactus III LLC, a Delaware limited liability company, as a borrower (“Polar Cactus III”), Resi II LLC, a Delaware limited liability company, as a borrower (“Resi II”) and Arctic Citrus LLC, a Delaware limited liability company, as a borrower (“Arctic Citrus” and together with THPI, Provident, 2012-B Property Holdings, Desert Chill, Polar Cactus, Polar Cactus II, Polar Cactus III, Resi II and any other Borrower party hereto from time to time, the “Borrowers”), Silver Bay Operating Partnership L.P., as master property manager (the “Master Property Manager”), Bank of America, National Association, as the agent (in such capacity, the “Agent”) on behalf of the Lenders (as defined below), the Lenders signatory hereto and 2012-C PROPERTY HOLDINGS LLC (the “New Borrower”).
WHEREAS, reference is made to that certain Revolving Credit Agreement, dated as of May 10, 2013 (as amended to the date hereof and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Master Property Manager, the Borrower Representative, U.S. Bank National Association, as Calculation Agent and as Paying Agent, the Agent, JPMorgan Chase Bank, National Association as a Lender and each Lender party thereto from time to time; and
WHEREAS, the Borrowers and the Borrower Representative have requested that the Credit Agreement be amended, as more fully set forth herein; and
WHEREAS, the Borrowers and the Borrower Representative have requested that the Agent and Lenders consent to add the New Borrower as a “Borrower” under the Loan Documents; and
WHEREAS, the Master Property Manager has requested certain changes to Schedule 6 to the Credit Agreement; and
WHEREAS, the Agent and Lenders are, subject to the terms and conditions set forth in this Amendment and Joinder, willing to (a) agree to amend the Credit Agreement, (b) join the New Borrower as a “Borrower” under the Loan Documents and (c) agree to the changes to Schedule 6 to the Credit Agreement.

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NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.
2.Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 5 below, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment and Joinder, the Credit Agreement shall be amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by:
(i)    amending the definition of “Aggregate Property Value (Non-Stabilized)” to delete subsection (vii) and replace it with the following:
“(vii)    the portion of the aggregate Property Values of all such Eligible Properties that are Non-Stabilized Properties that are Non-Flood Insured Properties that exceeds 3% of the aggregate Property Values of all such Eligible Properties that are Non-Stabilized Properties, in each case, included in the Facility as of such date; and”

(ii)    amending the definition of “Aggregate Property Value (Stabilized)” to delete subsection (viii) and replace it with the following:
“(viii)    the portion of the aggregate Property Values of all such Eligible Properties that are Stabilized Properties that are Non-Flood Insured Properties that exceeds 3% of the aggregate Property Values of all such Eligible Properties that are Stabilized Properties, in each case, included in the Facility as of such date; and”
(iii)    replacing the definition of “Facility Amount” with the following new definition:
“Facility Amount: $350,000,000.”
(iv)    adding the following defined terms:
“Facility Increase Fee: As defined in the Facility Increase Fee Letter.”
“Facility Increase Fee Letter: The letter agreement, dated as of January 16, 2014, by and among the Agent, the Lenders, the Borrower Representative and the Borrowers.

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“Second Amendment Effective Date: As defined in the Second Amendment and Joinder to Revolving Credit Agreement, dated as of January 16, 2014, by and among the parties to the Credit Agreement.”
(v)    replacing the definition of “LIBOR” with the following new definition:
“LIBOR: With respect to each day on which any Advance is outstanding (or if such day is not a Business Day, the next succeeding Business Day) and determined daily by the Agent, the offered rate for thirty (30) day U.S. dollar deposits, as the applicable rate appears on Reuters Screen LIBOR01 Page as of 11:00 a.m. (London time) on second Business Day before such date (rounded up to the nearest whole multiple of 1/100%); provided that if the applicable rate does not appear on Reuters Screen LIBOR01 Page, the rate for such date will be based upon the offered rates of the reference banks selected by the Agent for U.S. dollar deposits as of 11:00 a.m. (London time) on second Business Day before such date. In such event, Agent will request the principal London office of each of at least three reference banks selected by Agent to provide a quotation of its rate. If on such date, two or more of such reference banks provide such offered quotations, LIBOR shall be the arithmetic mean of all such offered quotations (rounded to the nearest whole multiple of 1/100%). If on such date, fewer than two of such reference banks provide such offered quotations, LIBOR shall be the higher of (i) LIBOR as determined on the immediately preceding day that LIBOR is available and (ii) the Reserve Interest Rate. Upon determination of LIBOR by the Agent in accordance with the forgoing, the Agent shall communicate LIBOR to the Paying Agent.
(b)Section 2.4 of the Credit Agreement is hereby amended by adding the following after subsection 2.4(d):
“(e) On or prior to the Second Amendment Effective Date, the Borrowers shall pay to each Lender its Pro Rata Share of the Facility Increase Fee. The Facility Increase Fee may be rebated in accordance with the terms of the Facility Increase Fee Letter.”
(c)    Section 2.13(c) of the Credit Agreement is hereby amended by replacing the words “ten (10) calendar days” with the words “ten (10) Business Days”.
(d)    Schedule 6 of the Credit Agreement is hereby amended by replacing the definition of “Net Worth” with the following new definition:

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“Net Worth: With respect to (a) Silver Bay and any date of determination, an amount equal to (i) the excess of total assets over total liabilities on such date, as the same would appear on a consolidated balance sheet of Silver Bay and its Subsidiaries (excluding the assets and liabilities of the Borrowers, the Trust Guarantor and the LLC Guarantor, provided, however, that an amount equal to the Borrower Equity may be included in total assets) at the date of said calculation prepared in accordance with GAAP, minus (ii) to the extent included in such total assets under clause (i), all cash and Permitted Investments of Silver Bay, other than Unrestricted Cash and (b) the Operating Partnership and any date of determination, an amount equal to (i) the excess of total assets over total liabilities on such date, as the same would appear on a consolidated balance sheet of the Operating Partnership and its Subsidiaries (excluding the assets and liabilities of the Borrowers, the Trust Guarantor and the LLC Guarantor, provided, however, that an amount equal to the Borrower Equity may be included in total assets) at the date of said calculation prepared in accordance with GAAP, minus (ii) to the extent included in such total assets under clause (i), all cash and Permitted Investments of the Operating Partnership, other than Unrestricted Cash, provided that in determining the Operating Partnership’s Net Worth, no assets, liabilities, cash or Permitted Investments of Silver Bay shall be included in such determination.
(e)    Schedule 6 of the Credit Agreement is hereby amended by adding the new defined term “Borrower Equity” as follows:
“Borrower Equity” means, on any date of determination, with respect to all Properties which have not been funded by an Advance under the Facility and have no Allocated Loan Amounts, the aggregate amount, as the same would appear on a consolidated balance sheet of the Operating Partnership and its Subsidiaries, attributable to the asset value of such Properties.
(f)    The “Funding Test Report” found in Appendix A to Exhibit A-1 of the Credit Agreement is hereby amended by (i) deleting the words “Excess of Property Values for Non-Flood Insured Property Values over 5% of aggregate Non-Stabilized Property Values” and replacing them with “Excess of Property Values for Non-Flood Insured Property Values over 3% of aggregate Non-Stabilized Property Values” and (ii) deleting the words “Excess of Property Values for Non-Flood Insured Property Values over 5% of aggregate Stabilized Property Values” and replacing them with “Excess of Property Values for Non-Flood Insured Property Values over 3% of aggregate Stabilized Property Values”.
(g)    The “Monthly Report Test Report” found in Appendix A to Exhibit H of the Credit Agreement is hereby amended by (i) deleting the words “Excess of Property Values for Non-Flood Insured Property Values over 5% of aggregate Non-Stabilized Property Values” and replacing them with “Excess of Property Values for Non-Flood Insured Property Values over 3% of aggregate

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Non-Stabilized Property Values” and (ii) deleting the words “Excess of Property Values for Non-Flood Insured Property Values over 5% of aggregate Stabilized Property Values” and replacing them with “Excess of Property Values for Non-Flood Insured Property Values over 3% of aggregate Stabilized Property Values”.
(h)    Exhibit E to the Credit Agreement is hereby amended by replacing the words “Section 2.2(f)” with “Section 3.2(b)” in the first sentence of Section 1 thereto.

3.Joinder. Pursuant to Section 3.2(b) of the Credit Agreement, the New Borrower hereby:
(a)    agrees that by the execution and delivery hereof, the New Borrower hereby accepts the duties and responsibilities of a Borrower under the Credit Agreement and the other Loan Documents, and agree to assume the duties and be bound by each of the obligations of a Borrower and is hereby made a party to, and a Borrower under, the Credit Agreement and the other Loan Documents.
(b)    makes each of the representations and warranties made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such representation or warranty was set forth herein, mutatis mutandis.
(c)    makes each of the covenants and agreements made by the Borrowers under the Credit Agreement and each other Loan Document, as if each such covenant was set forth herein, mutatis mutandis.
(d)    certifies that no event has occurred or is continuing as of the date hereof, or will result from the transaction contemplated hereby, that would constitute an Event of Default or a Default;
(e)    (i) agrees that it will comply with all the terms and conditions of the Credit Agreement as it were an original signatory thereto and (ii) agrees to provide to each Lender all such documents, instruments, agreements, and certificates required by such Lender in connection with the New Borrower’s execution of this Amendment and Joinder.
4.Representations, Warranties, Covenants and Acknowledgments. To induce the Agent and the Lenders to enter into this Amendment and Joinder, each Borrower, the New Borrower and the Borrower Representative does hereby:
(a)    represent and warrant that, after giving effect to this Amendment and Joinder, (i) as of the date hereof, all of the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any

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other Loan Document; (iii) such Person has the power and is duly authorized to enter into, deliver and perform this Amendment and Joinder; (iv) this Amendment and Joinder is the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and (v) the execution, delivery and performance of this Amendment and Joinder does not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of any such Person; and
(b)    reaffirm each of the agreements, covenants and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, in each case, as amended by the terms of this Amendment and Joinder; and
(c)    acknowledge and agree that, after giving effect to this Amendment and Joinder, no right of offset, defense, recoupment, counterclaim, claim, causes of action or objection in favor of such Person against the Agent or any Lender exists as of the date hereof arising out of or with respect to (i) this Amendment and Joinder, the Credit Agreement or any of the other Loan Documents or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing; and
(d)    further acknowledge and agree that (i) except as expressly set forth herein, this Amendment and Joinder is not intended, and should not be construed, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents; (ii) this Amendment and Joinder shall not represent an amendment, consent or waiver related to any future actions of any Borrower, the Borrower Representative or the Master Property Manager; (iii) except as expressly set forth herein, the Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and all other Loan Documents; and (iv) the amendments contained herein do not and shall not create (nor shall any Borrower or the Borrower Representative rely upon the existence of or claim or assert that there exists) any obligation of the Agent or the Lenders to consider or agree to any future waiver, consent or amendment and, in the event the Agent or the Lenders subsequently agree to consider any future waivers, consents or amendments, neither the amendments contained herein nor any other conduct of the Agent or any Lender shall be of any force or effect on the Agent’s or any Lender’s consideration or decision with respect to any such requested waiver, consent or amendment and neither the Agent nor any Lender shall have any further obligation whatsoever to consider or agree to future amendment, waiver, consent or agreement, and
(e)    further acknowledge and agree that this Amendment and Joinder shall be deemed a Loan Document for all purposes.
5.Conditions to Effectiveness. This Amendment and Joinder shall become effective on the first date (the “Second Amendment Effective Date”) on which each of the following conditions are satisfied:
(a) the applicable parties hereto shall have delivered to the Agent the following documents and instruments, all of which shall be in form and substance acceptable to the Agent:

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(i)executed counterparts of this Amendment and Joinder, together with counterpart originals of an Acknowledgement and Consent substantially in the form attached hereto;
(ii)executed counterparts of the Facility Increase Fee Letter;
(iii)an amendment to the Securities Account Control Agreement, duly executed by an authorized officer of the New Borrower and each of the other parties thereto, pursuant to which the New Borrower becomes a party thereto;
(iv)an amendment to the Deposit Account Control Agreement relating to the Loan Account, duly executed by an authorized officer of the New Borrower and each of the other parties thereto, pursuant to which the New Borrower becomes a party thereto;
(v)original executed copies of the favorable written opinions of Orrick, Herrington & Sutcliffe LLP and/or Richards, Layton & Finger, P.A., counsel for the New Borrower, as to such matters as the Agent may reasonably request, dated as of the date hereof and otherwise in form and substance reasonably satisfactory to the Agent (and the New Borrower hereby instructs such counsel to deliver such opinions to the Agent and the Lenders);
(vi)a certificate of the secretary, assistant secretary or senior officer of the New Borrower certifying as to the incumbency and genuineness of the signature of each officer of the New Borrower executing this Amendment and Joinder and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of formation or comparable Governing Documents, if any, of the New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in the New Borrower’s jurisdiction of organization, (B) the Governing Documents of the New Borrower as in effect on the date of such certifications, (C) resolutions duly adopted by the board of directors or comparable governing body the Borrower Representative authorizing, as applicable, the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and Joinder, the Credit Agreement and the other Loan Documents, and (D) certificates as of a recent date of the good standing or active status, as applicable, of the New Borrower under the laws of its jurisdiction of organization and short-form certificates as of a recent date of the good standing of the New Borrower under the laws of each other jurisdiction where the New Borrower is qualified to do business and where a failure to be so qualified could reasonably be expected to have a Material Adverse Effect;
(vii)the New Borrower shall be a limited liability company and shall have provided to the Agent the executed and delivered Governing Document of the New Borrower, in form and substance satisfactory to the Agent, which shall provide that the New Borrower is subject to the SPE Requirements;

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(viii)any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Agent, for the benefit of the Secured Parties, a perfected, first-priority security interest in the Collateral related to the New Borrower, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Agent determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest;
(ix)the Pledged Security related to the New Borrower and such instruments of assignment acceptable to the Agent duly executed in blank by the Trust Guarantor as are required to effect the transfer the Pledged Security;
(x)evidence in form and substance satisfactory to Agent that it has a first priority perfected security interest in the Pledged Security related to the New Borrower in accordance with the terms of the Loan Documents subject to no other Liens; and
(xi)all other documents, certificates, resolutions, instruments and agreements as the Agent deems reasonably necessary in connection with this Amendment and Joinder and by the other Loan Documents, including without limitation, each of the documents, certificates and opinions described in Article 3 of the Credit Agreement, in each case to the extent not previously executed and/or delivered by the New Borrower; and
(b) the Borrowers shall have paid to (i) each Lender is Pro Rata Share of the Facility Increase Fee and (ii) the Agent and each Lender all reasonable costs and expenses of the Agent and such Lenders in connection with the preparation, execution and delivery of this Amendment and all other related documents.
6.Effect; Relationship of Parties.
(a)    Except as expressly amended hereby, the Credit Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower, the Borrower Representative and the Master Property Manager to the Agent and Lenders. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment and Joinder.
(b)    The relationship of the Agent and Lenders, on the one hand, and each Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment and Joinder,

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any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.
(c)     The New Borrower agrees from time to time, upon request of the Agent, to take such additional actions and to execute and deliver such additional documents and instruments as the Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Amendment and Joinder.

7.Miscellaneous. This Amendment and Joinder embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof. Neither this Amendment and Joinder nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the Agent. In case any provision in or obligation under this Amendment and Joinder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment and Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment and Joinder. Any party delivering an executed counterpart of this Amendment and Joinder via facsimile or electronic mail shall also deliver a manually executed original to the Agent or its counsel, but the failure to do so does not affect the validity, enforceability or binding effect of this Amendment and Joinder. This Amendment and Joinder shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.
8.THIS AMENDMENT AND JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

2012-C PROPERTY HOLDINGS LLC,
a Delaware limited liability company, as the New Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:    /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

Address for Notices:

c/o SB Financing Trust Owner LLC
601 Carlson Parkway, Suite 250, Room C-1
Minnetonka, MN 55305
Attention: Legal Department
legal@silverbaymgmt.com

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as the Borrower Representative

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

THPI ACQUISITION HOLDINGS LLC,
a Delaware limited liability company, as a Borrower

By:    SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Manager

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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PROVIDENT RESIDENTIAL
REAL ESTATE FUND LLC,
a Delaware limited liability company, as a Borrower

By:    SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Manager

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

2012-B PROPERTY HOLDINGS LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

POLAR CACTUS LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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POLAR CACTUS II LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

POLAR CACTUS III LLC,
Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

ARCTIC CITRUS LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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DESERT CHILL LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

RESI II LLC,
a Delaware limited liability company, as a Borrower

By: SB FINANCING TRUST OWNER LLC, a Delaware limited liability company,
Manager

By:     /s/ Christine Battist
Name: Christine Battist
Title: Chief Financial Officer

SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Master Property Manager

By:     Silver Bay Management LLC,
a Delaware limited liability company,
its general partner

By:    Silver Bay Realty Trust Corp.,
a Maryland corporation
its sole member

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender and Agent

By:    /s/ Ketan Parekh
Name:    Ketan Parekh
Title:    Director

Commitment: $175,000,000

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ David Lefkowitz
Name:    David Lefkowitz
Title:    Managing Director

Commitment: $175,000,000

[Signatures continue]

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53570.000371 EMF_US 48842307v8

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as Guarantor

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

SB FINANCING TRUST,
a Delaware Statutory Trust,
as Guarantor

By:    SB Financing Trust Owner LLC,
a Delaware limited liability company,
its Administrator

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Guarantor

By:     Silver Bay Management LLC,
a Delaware limited liability company,
its general partner

By:    Silver Bay Realty Trust Corp.,
a Maryland corporation
its sole member

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

[Signatures continue]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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SILVER BAY REALTY TRUST CORP.,
a Maryland corporation,
as Guarantor

By:        /s/ Christine Battist
Christine Battist,
Chief Financial Officer

[End of signatures]

[Signature page to Second Amendment and Joinder to Revolving Credit Facility]

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